VESSELS AND EQUIPMENT UNDER FINANCE LEASE, NET - Lease Cost (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Leases [Abstract]
Depreciation of vessels under finance leases	$ (7,282)	$ (5,967)
Interest expense on obligations under finance leases	(4,833)	(3,552)
Contingent rental income (expense)	(8,270)	2,555
Gain on termination of vessel lease	7,409	0
Total finance lease expense, net	$ (12,976)	$ (6,964)